================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             Hickok Incorporated
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             Hickok Incorporated
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                     HICKOK
                                  INCORPORATED

                              PROXY STATEMENT 1998







                                   [Picture]





                                 A NEW HORIZON

        January 26, 1999 - Hickok Incorporated - Notice of Annual Meeting

                               HICKOK INCORPORATED
                   10514 Dupont Avenue, Cleveland, Ohio 44108

                                                                January 26, 1999
     To the Shareholders of Hickok Incorporated:

     The Company will hold its Annual Meeting of Shareholders at 10:00 a.m., EST., Wednesday, February 24, 1999 at BRATENAHL PLACE, 1 Bratenahl Place, Bratenahl, Ohio 44108.

     We hope that you are planning to attend the Annual Meeting in person, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated. If you do attend the Annual Meeting you may, of course, withdraw your Proxy should you wish to vote in person.

     We are pleased with the Company's results of operations during the 1998 fiscal year, and on behalf of the Board of Directors and management of Hickok Incorporated, I would like to thank you for your continued support and confidence.

                                             Sincerely,


                                             /s/ Robert L. Bauman
                                             Robert L. Bauman
                                             Chairman of the Board,
                                             President and Chief
                                             Executive Officer

                               HICKOK INCORPORATED
                   10514 Dupont Avenue, Cleveland, Ohio 44108

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

                             MAILED TO SHAREHOLDERS
                               ON JANUARY 26, 1999

     The Annual Meeting of Shareholders of Hickok Incorporated, an Ohio corporation (the "Company"), will be held at BRATENAHL PLACE, 1 Bratenahl Place, Bratenahl, Ohio, on Wednesday, February 24, 1999 at 10:00 a.m., EST., for the following purposes:

     1. To fix the number of Directors at eight and elect seven Directors;
     2. To transact such other business as may properly come before the meeting or any adjournment.

     Only shareholders of record, as of the close of business on January 4, 1999, will be entitled to receive notice of and to vote at this meeting.

                                        By Order of the Board of Directors.


                                        /s/ Robert L. Bauman
                                        Robert L. Bauman
                                        Chairman, President and
                                        Chief Executive Officer

     January 26, 1999

                                    IMPORTANT

     Please fill in and sign the enclosed Proxy and return it in the accompanying envelope regardless of whether you expect to attend the Annual Meeting or not. If you attend the Annual Meeting you may vote your shares in person, even though you have previously signed and returned your Proxy.

                               HICKOK INCORPORATED
                   10514 Dupont Avenue, Cleveland, Ohio 44108

                                 PROXY STATEMENT
                   Mailed to shareholders on January 26, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hickok Incorporated (hereinafter the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on February 24, 1999, and any adjournments thereof. The time, place, and purpose of the meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

     The expense of soliciting proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and Proxy will be paid by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or other electronic means, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. While the Company presently intends that solicitations will be made only by Directors, officers, and employees of the Company, the Company may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by the Company.

     Any person giving a Proxy pursuant to this solicitation may revoke it. The General Corporation Law of Ohio provides that, unless otherwise provided in the Proxy, a shareholder, without affecting any vote previously taken, may revoke a Proxy not otherwise revoked by giving notice to the Company in writing or in open meeting.

     All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted to fix the number of Directors at eight and for the election of the nominees listed in the Proxy and for the other proposals set forth in the Notice of Annual Meeting.

                                  VOTING RIGHTS

     At the close of business on January 4, 1999, the Company had 744,884 shares of Class A Common Stock, $1.00 par value ("Class A Shares"), outstanding and entitled to vote. Additionally, on such date there were 454,866 shares of Class B Common Stock, $1.00 par value ("Class B Shares"), outstanding and entitled to vote. The holders of the outstanding Class A Shares as of January 4, 1999 shall be entitled to one vote for each share held by them. The holders of the outstanding Class B Shares as of said date shall be entitled to three votes for each share held by them. The General Corporation Law of Ohio provides that if notice in writing is given by any shareholder to the President or a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that he desires the voting at such election to be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary of the meeting or by or on behalf of the shareholder giving such notice, each shareholder shall have cumulative voting rights in the election of Directors, enabling him to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his votes on the same principle among two or more nominees, as he sees fit. Only shareholders of record at the close of business on January 4, 1999 are entitled to notice of and to vote at this meeting.

     At the Annual Meeting, in accordance with the General Corporation Law of Ohio, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by the General Corporation Law of Ohio and the Company's Amended Code of Regulations, holders of a majority of the outstanding shares of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. Such inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the Annual Meeting.

      All additional questions and matters brought before the Annual Meeting will be, unless otherwise provided by the Articles of Incorporation of the Company or the General Corporation Law of Ohio, decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

                               PRINCIPAL OWNERSHIP

     The shareholders named in the following table are the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Shares of the Company as of January 4, 1999. In addition, this table includes the beneficial ownership of Common Shares by the Directors and Executive Officers of the Company as a group on January 4, 1999.


                       NAME AND BUSINESS ADDRESS              NUMBER OF SHARES          PERCENT
  TITLE OF CLASS           OF BENEFICIAL OWNER             BENEFICIALLY OWNED (1)      OF CLASS
------------------     -------------------------           ----------------------      --------
Common Shares,        Janet H. Slade(2)                       5,843 Class A(3)              *
$1.00 par value,      5862 Briar Hill Drive                   110,762 Class B           24.4%
Class A and B         Solon, Ohio 44139

                      Gretchen L. Hickok(2)                   3,834 Class A                 *
                      3445 Park East, Apt. A203               115,056 Class B           25.3%
                      Solon, Ohio 44139

                      Patricia H. Aplin(2)                    4,994 Class A                 *
                      7404 Camale Drive                       118,042 Class B           25.9%
                      Pensacola, Florida 32504

                      Robert L. Bauman(4)                     56,888 Class A(4)          7.4%
                      10514 Dupont Avenue                     111,006 Class B           24.4%
                      Cleveland, Ohio 44108

                      Koonce Securities, Inc.                 124,039 Class A(5)        16.7%
                      6550 Rock Spring Drive
                      Bethesda, Maryland 20817

                      All Directors and Executive             128,177 Class A(6)        16.0%
                      Officers as a  group (8 persons)        221,768 Class B           48.8%

* Less than one percent

     (1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner of a security if he or she has or shares voting or investment power in respect of such security or has the right to acquire beneficial ownership within 60 days. Accordingly, the amounts shown throughout this Proxy Statement do not purport to represent beneficial ownership, except as determined in accordance with said Rule.

     (2) Daughter of the late Robert D. Hickok.

     (3) Includes 4,000 Class A Common Shares which Ms. Slade, as a Director, has the right to acquire upon the exercise of immediately exercisable options.

     (4) Excludes 2,250 Class A Common Shares registered in the name of Mr. Bauman's children, with respect to which Mr. Bauman disclaims any beneficial interest. Includes an aggregate of 24,500 Class A Common Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options.

     (5) Based on a Schedule 13G dated January 29, 1998 filed with the Securities and Exchange Commission.

     (6) Includes 56,500 Class A Common Shares which the Directors and the Executive Officers of the Company have the right to acquire upon the exercise of immediately exercisable options.

                              ELECTION OF DIRECTORS

     The number of Directors of the Company is presently fixed at eight. The term of office of each Director expires annually. The individuals elected to the office of Director at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until their successors have been duly elected.

     The Board of Directors recommends that the number of Directors be fixed at eight, that seven of such directorships be filled by the vote of the shareholders at the Annual Meeting, and that the seven nominees hereinafter named be elected. Due to the time required to arrange for suitable candidates to replace members of the Board of Directors who have retired in recent years, the Board of Directors recommends the election of one less Director than the number fixed by the shareholders. The Board of Directors believes that the election of one less director than authorized will provide the Board with flexibility during the year to appoint an additional member to the Board, when an individual whose services would be beneficial to the Company and its shareholders can be identified.

     The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournments thereof for the election as Directors of the nominees named below unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event of cumulative voting, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of Board of Directors' nominees elected to the Board. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors.

                 INFORMATION CONCERNING NOMINEES FOR DIRECTORS


                                                                                                 COMMON
                                                                                                SHARES(2)
                                                                             YEAR IN           BENEFICIALLY            PERCENT
                                                                           WHICH FIRST            OWNED                OF CLASS
                                               BUSINESS                      ELECTED              AS OF              BENEFICIALLY
  NAME AND AGE                              EXPERIENCE (1)                  DIRECTOR           JANUARY 4, 1999          OWNED
  ------------                              --------------                  --------           ---------------          -----

Thomas H. Barton                      President, Thomas H. Barton &            1974               4,200(3)                     *
Age: 74                               Company, Inc.                                               Class A
                                      (management consultants)

Robert L. Bauman                      Chairman, President and Chief            1980               56,888(4)                 7.4%
Age: 58                               Executive Officer of the                                    Class A
                                      Company since July 2, 1993;                                 111,006                  24.4%
                                      from June 6, 1992 to July 2,                                Class B
                                      1993, President and Chief
                                      Executive Officer of the
                                      Company; from January 1, 1991
                                      to June 6, 1992, President of
                                      the Company

Harry J. Fallon                       President, Federated                     1980               4,200(3)                     *
Age: 72                               Purchaser, Inc. (electronics                                Class A
                                      distributor)




T. Harold Hudson                      Senior Vice President of                 1992               5,500(3)                     *
Age: 59                               Engineering and Design of Six                               Class A
                                      Flags Theme Parks, Inc. since
                                      October, 1992; Vice President,
                                      Six Flags Theme Parks, Inc.
                                      for five years prior to
                                      October, 1992

George S.  Lockwood, Jr.              Managing Partner, Ohio Gas &             1964               34,546(3,5)               4.6%
Age: 87                               Oil Development Co.                                         Class A



Michael L. Miller                     Partner since January, 1972 of           1992               9,000(3)                  1.2%
Age: 57                               Calfee, Halter & Griswold LLP,                              Class A
                                      the Company's Legal Counsel

Janet H. Slade                        Private Investor                         1992               5,843(3)                     *
Age: 55                                                                                           Class A
                                                                                                  110,762                  24.4%
                                                                                                  Class B

* Less than one percent

     (1) Unless otherwise indicated, the principal occupation shown for each of the Company's Directors has been the principal occupation of such person for at least the past five years. The following Director also serves as director for the publicly-held corporation listed opposite his name below:

               Harry J. Fallon             Federated Purchaser, Inc.

     (2) Class A Common Shares are indicated by "Class A"; Class B Common Shares are indicated by "Class B."

     (3) Includes 4,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

     (4) Excludes 2,250 Class A Shares registered in the name of Mr. Bauman's children, with respect to which Mr. Bauman disclaims any beneficial interest. Includes an aggregate of 24,500 Class A Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options.

     (5) Excludes 17,268 Class A Shares registered in the name of members of Mr. Lockwood's family, with respect to which Mr. Lockwood disclaims any beneficial interest.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Class A Shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5s were required, the Company believes that during the fiscal year ending September 30, 1998 all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

     During the most recent fiscal year, the Company discovered that there was an omission to report purchases of 200, 400 and 400 Class A Common Shares by T. Harold Hudson in fiscal years 1995, 1996 and 1997, respectively. These purchases were subsequently reported on a Form 5.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has an Audit Committee and a Compensation Committee. Set forth below is the membership of the various committees with the number of meetings held during the fiscal year ended September 30, 1998 in parentheses:

         AUDIT COMMITTEE(1)                       COMPENSATION COMMITTEE(1)
         ------------------                       -------------------------
         George S. Lockwood, Jr.                  Thomas H. Barton
         Harry J. Fallon                          George S. Lockwood, Jr.
                                                  T. Harold Hudson

     The Audit Committee reviews the activities of the Company's independent auditors and various Company policies and practices. The Compensation Committee determines and reviews overall compensation matters including the granting of stock options. The Board of Directors does not have a nominating committee.

     The Board of Directors held four meetings during the fiscal year ended September 30, 1998. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by committees of the Board on which he or she served, during the period that he or she served.

     For the fiscal year ended September 30, 1998, Directors who are not also employees of the Company received an annual fee of $1,500 and a fee of $1,500 for each Board and Committee meeting attended. Directors who are also employees of the Company received a fee of $50 for each Board meeting attended.

                             EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid or to be paid to, as well as the number of stock option awards earned by, the Company's chief executive officer, the Company's only executive officer whose salary and bonus exceeded $100,000 during each of the last three fiscal years (the "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE


                                                               LONG-TERM
                                                             COMPENSATION
                                ANNUAL COMPENSATION             AWARDS
                                -------------------             ------

                                                              SECURITIES
NAME AND                                                      UNDERLYING
PRINCIPAL POSITION       YEAR          SALARY     BONUS(1)     OPTIONS

Robert L. Bauman,        1998         $213,000    $21,000       3,000(2)
Chairman, President      1997         $206,000          0       6,000(2)
& Chief Executive        1996         $198,000    $10,500       2,500(2)
Officer

     The Named Executive Officer did not receive personal benefits or perquisites during the last fiscal year in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

     (1) Represents the bonus earned from a profit sharing plan for all officers and key employees.

     (2) Represents options to purchase shares of Class A Common Stock.

                               1998 OPTION GRANTS

     The following table sets forth certain information relating to a grant of stock options made during the fiscal year ended September 30,1998 to the Named Executive Officer. Such grant is reflected in the Summary Compensation Table on page 9.

                                                PERCENTAGE OF                                   POTENTIAL REALIZABLE VALUE
                                NUMBER OF       TOTAL OPTIONS                                   AT ASSUMED ANNUAL RATES OF
                               SECURITIES        GRANTED TO     EXERCISE OR                      STOCK PRICE APPRECIATION
                               UNDERLYING       EMPLOYEES IN    BASE PRICE      EXPIRATION           FOR OPTION TERM
          NAME                   OPTIONS         FISCAL YEAR    (PER SHARE)        DATE             5%              10%
          ----                   -------         -----------    -----------        ----             --              ---

     Robert L. Bauman            3,000             12.5%          $10.50         12/31/07        $ 19,845         $ 50,085

                 1998 OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth stock option information for the individual named in the Summary Compensation Table. The value of the "in-the-money" options refers to options having an exercise price which is less than the market price of the Company's stock on September 30, 1998.


                           NUMBER OF                    VALUE OF(1)
                           UNEXERCISED                  UNEXERCISED IN-
                           OPTIONS AT                   THE-MONEY OPTIONS AT
                           SEPTEMBER 30, 1998           SEPTEMBER 30, 1998
                           ------------------           ------------------

                           EXERCISE-    UNEXER-         EXERCISE-    UNEXER-
NAME                       ABLE         CISEABLE        ABLE         CISEABLE
----                       ----         --------        ----         --------

Robert L. Bauman           21,500       -0-             $ 39,550     -0-


     (1) Calculated on the basis of the fair market value of the underlying securities at the exercise date or year-end, as the case may be, minus the exercise price.

                             STOCK PERFORMANCE GRAPH

     The following data compares the value of $100 invested on October 1, 1993 in the Company's Class A Common Shares, the Nasdaq Composite Index, and the Nasdaq Industrial Index. The Nasdaq Composite Index represents a broad market group in which the Company participates, and the Nasdaq Industrial Index was chosen as having a representative peer group of companies. The total return includes reinvestment of dividends. The comparisons in this graph are not intended to forecast, or be indicative of, possible future performance.

                                     [GRAPH]


The above graph was prepared using the following data:

SEPTEMBER 30               1993     1994    1995     1996     1997     1998
                           ----     ----    ----     ----     ----     ----

HICKOK                     $100      $136    $250     $136     $ 92     $ 78

NASDAQ COMPOSITE            100       100     137      161      221      222

NASDAQ INDUSTRIAL           100       100     126      142      176      132


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                                     GENERAL

     The Compensation Committee of the Board of Directors reviews the Company's existing and proposed executive compensation plans and makes determinations concerning such plans and the awards to be made thereunder. The current members of the Committee are Thomas H. Barton, George S. Lockwood, Jr. and T. Harold Hudson, all of whom are non-employee Directors of the Company.

                             COMPENSATION PHILOSOPHY

     The Committee believes that, in order to attract, retain and offer appropriate incentives to its key executives, compensation levels of individuals should be comparable to similarly situated companies. The Committee reviews generally available information concerning compensation levels at firms which are generally comparable in terms of industry, size and geography. Certain of these companies may be part of the indices set forth in the Stock Performance Graph contained elsewhere in this Proxy Statement. In addition, prior year earnings, internal projections of future years and other achievements of the Company for the prior fiscal year are factors in determining compensation levels for key executives. The Committee also makes a subjective determination as to the overall success of the Company and the contribution of each individual employee.

     In 1993 Congress adopted Section 162 (m) of the Internal Revenue Code which limits the ability of public companies to deduct compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation is "performance based" within the meaning of Section 162 (m). The Committee does not expect the deductibility of any compensation paid to its employees to be affected by Section 162 (m).

                       FISCAL 1998 COMPENSATION DECISIONS

     Base salaries and bonuses for all of the Company's officers and stock option grants for all key employees, other than Mr. Bauman, for fiscal 1998 were established by the Committee based on recommendations by Mr. Bauman. Generally, base salaries were increased as a result of the Committee's review of comparable companies and its subjective determination of the Company's results for fiscal 1997 and each individual's particular contribution. Cash bonuses of $73,000 were granted for fiscal 1998 based on a profit sharing plan in place for all officers and key employees. An aggregate of 23,000 options to purchase Class A Common Stock were granted to employees for fiscal 1998.

     The compensation arrangements of Mr. Bauman were determined based on the Committee's subjective assessment of his performance, based on the Company's financial condition and success in achieving its strategic objectives. The Committee also considered the responsibilities associated with Mr. Bauman's position and the level of compensation provided to Chief Executive Officers at similarly situated companies.

              The Compensation Committee of the Board of Directors

                                Thomas H. Barton
                             George S. Lockwood, Jr.
                                T. Harold Hudson

                               PROFIT SHARING PLAN

     The Company has a profit sharing plan for all officers and key employees which provides for a fund consisting of 20% of the excess of profits before federal taxes after deducting 10% of the net stockholders' equity at the beginning of the fiscal year, such equity to include the net amount received by the Company during the fiscal year from the sale of common stock or through the exercise of common stock options. The fund is distributable by the Compensation Committee of the Board of Directors, taking into consideration such factors as salary, length of service, and merit, the maximum being 50% of the salary of the distributee. For the fiscal year ended September 30, 1998, the foregoing formula produced an aggregate of $73,000 in bonuses of which $21,000 is shown in the summary compensation table. For the fiscal year ended September 30, 1997, the foregoing formula produced no bonus.

                              INDEPENDENT AUDITORS

     The firm of Meaden & Moore, Ltd. has again been selected by the Board of Directors to act as the auditors for the Company for the current fiscal year. A representative of that firm will be present at the Annual Meeting and will have an opportunity to make a statement, if desired. The representative will also be available to respond to appropriate questions from shareholders.

                     SHAREHOLDER PROPOSALS AND OTHER MATTERS

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Any shareholder proposal intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company's Secretary at its principal executive offices not later than September 27, 1999, for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the Proxy rules of the Securities and Exchange Commission.

     The Company may use its descretion in voting Proxies with respect to Shareholder proposals not included in the Proxy Statement for the fiscal year ended September 30, 1999, unless the Company receives notice of such proposals prior to December 10, 1999.

     Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

                            Mr. Eugene T. Nowakowski
                               Hickok Incorporated
                               10514 Dupont Avenue
                              Cleveland, Ohio 44108

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

     By Order of the Board of Directors.

                                             Robert L. Bauman
                                             Chairman, President and
                                             Chief Executive Officer

     Dated January 26, 1999





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
PROXY                                                                    PROXY

                             HICKOK INCORPORATED
                             10514 DUPONT AVENUE
                          CLEVELAND, OHIO 44108-1399


         This PROXY is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Robert L. Bauman, Eugene T. Nowakowski and Michael L. Miller, and each of them with power of substitution or resubstitution as proxies, and authorizes them to represent and to vote, as designated below, all of the common shares of Hickok Incorporated held of record by the undersigned on January 4, 1999 at the Annual Meeting of Shareholders to be held on February 24, 1999 or any adjournment thereof.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.


                (Continued and to be signed on reverse side.)

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4362 -- Hickok Incorporated

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                                                        HICKOK INCORPORATED
                              PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /

 [                                                                                                                               ]


1. Fixing Number of Directors at Eight       For   Withhold   For All     2. In their discretion, the Proxies are authorized to
   and Election of Seven Directors --        All      All     Except         vote upon such other business as may properly come
   Nominees: Thomas H. Barton,                //       //       //           before the meeting.
   Robert L. Bauman, Harry J. Fallon,
   T. Harold Hudson, George S. Lockwood, Jr.
   Michael L. Miller and Janet H. Slade.

  _________________________________________
   (Except nominees written above)                                        This proxy when properly executed will be voted in the
                                                                          manner directed herein by the undersigned shareholder.
                                                                          IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                          PROPOSALS 1 AND 2.

                                                                                Dated: __________________________________, 1999


                                                                          Signature(s) ________________________________________

                                                                          _____________________________________________________
                                                                          Please sign above exactly as name appears. When shares
                                                                          are held by joint tenants, both should sign. When
                                                                          signing as attorney, or executor, administrator,
                                                                          trustee or guardian, please give full title as such.
                                                                          If corporation, please give full corporate name by
                                                                          President or other authorized officer. If a partnership,
                                                                          please sign in partnership name by authorized person.


-----------------------------------------------------------------------------------------------------------------------------------
                                                 *     FOLD AND DETACH HERE     *



                                                      YOUR VOTE IS IMPORTANT!


                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                   USING THE ENCLOSED ENVELOPE.





4362 -- Hickok Incorporated


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